UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/06

Date of reporting period: 02/01/05 - 07/31/05

Item 1 - Report to Stockholders

                                MuniEnhanced
                                Fund, Inc.

Semi-Annual Report
July 31, 2005

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 11.89%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2                MUNIENHANCED FUND, INC.           JULY 31, 2005

A Letter From the President

Dear Shareholder

We have been referring to 2005 as a "muddle through" year for the financial markets, characterized by positive and negative crosscurrents that have conspired to create a fairly complicated investing environment. Amid these conditions, the major market benchmarks managed to post positive results for the current reporting period, as follows:

Total Returns as of July 31, 2005                                     6-month        12-month
=============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +5.45%         +14.05%
---------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           +9.58%         +24.78%
---------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +3.76%         +21.06%
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +0.95%         + 4.79%
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +1.48%         + 6.35%
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.16%         +10.19%
---------------------------------------------------------------------------------------------

On August 9, the Federal Reserve Board (the Fed) increased the federal funds rate for the tenth consecutive time since June 2004, bringing the target short-term interest rate to 3.5%. Just months ago, some observers felt that slowing global economic growth and subdued inflation might cause the Fed to end its monetary tightening campaign. Most recently, however, positive economic news (including a favorable employment report for July and resilient consumer spending) has prompted new concerns that the Fed may increase interest rates more than is necessary to moderate economic growth and keep inflation in check.

After ending 2004 in a strong rally, equity markets fell slightly into negative territory in the first half of 2005. July, however, brought the strongest monthly gain of the calendar year and helped to boost equity market returns for the current reporting period. Working in favor of equities have been surprisingly strong corporate earnings reports and low long-term bond yields. Conversely, continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks.

In the fixed income markets, the yield curve flattened considerably as short-term rates rose in concert with the Fed rate hikes and long-term bond yields fell. Over the past 12 months, the two-year Treasury yield rose 134 basis points (1.34%) to 4.02% while the 10-year Treasury yield declined 22 basis points to 4.28% -- making the spread between the two just 26 basis points. At period-end, the 10-year Treasury yield finally appeared to be on a slow upward trend after falling below 4% in June.

Financial markets are likely to face continued crosscurrents for the remainder of 2005. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


                 MUNIENHANCED FUND, INC.           JULY 31, 2005               3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category average and continued to provide shareholders with an above-average dividend throughout the six-month period.

Discuss the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally moved lower as their prices, which move in the opposite direction, increased. In the meantime, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.25% by period-end (and to 3.5% on August 9). As shorter-term interest rates moved higher in concert with Fed interest rate hikes and longer-term bond yields declined, the result was a continued flattening of the yield curve. During the past six months, the 30-year U.S. Treasury bond yield declined 12 basis points (.12%) to 4.47% while the yield on the 10-year Treasury note rose 14 basis points to 4.28%. In keeping with Fed interest rate hikes, the two-year Treasury yield increased a more dramatic 73 basis points.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 4 basis points to 4.86%. According to Municipal Market Data, yields on AAA-rated bonds maturing in 30 years declined 8 basis points to 4.35% while AAA-rated bonds maturing in 10 years saw their yields rise 18 basis points by July 31, 2005 at 3.66%.

Low tax-exempt bond yields continued to encourage municipalities to issue both new debt and refund outstanding, higher-couponed issues. During the six-month period, more than $222 billion in new municipal bonds was underwritten, an increase of 13.8% compared to issuance during the same six months of 2004. Issuance so far in 2005 has been boosted by nearly a 50% increase in refunding issues, which have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. According to statistics from the Investment Company Institute, through June 30, 2005, year-to-date net new cash flows into long-term municipal bond funds exceeded $2.5 billion. This represents a significant improvement from the $4.6 billion net outflow seen during the same period in 2004. Recent July weekly figures, as reported by AMG Data Service, also pointed to positive flows. Throughout much of the past six months, higher-yielding tax-exempt bond funds have been the principal target for the new cash inflows. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, in the first six months of 2005, we saw an increased percentage of new issues bearing an insurer's guarantee. This further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in very attractive tax-exempt bond yield ratios. We believe this should continue to attract investors to the municipal marketplace, especially if new municipal bond issuance remains manageable, as expected.

How did the Fund perform during the period?

For the six-month period ended July 31, 2005, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 6.28% and 6.36%, based on a period-end per share net asset value of $11.76 and a per share market price of $11.60, respectively, and $.366 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.52%, based on a change in per share net asset value from $11.85 to $11.76, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.66% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Our focus on the long end of the municipal yield curve benefited performance as the curve flattened and longer-maturity bonds significantly outperformed shorter-maturity issues. The Fund's above-average yield also contributed to performance, as did the advance refunding of certain issues. When munici-



4                MUNIENHANCED FUND, INC.           JULY 31, 2005
pal bonds are refinanced ahead of their maturity date, their prices generally increase sharply. Finally, the Fund continued to benefit from our increased use of leverage, a change we made last year to bring the Fund's borrowing level more in line with that of its peers.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not significantly alter the Fund's structure or our strategy over the past six months. Although we generally maintained a defensive posture throughout the period, we did take advantage of episodes of market weakness (rising yields and falling prices) to reduce our defensive stance. This does not reflect a change in our underlying thesis. We continue to believe that a conservative interest rate stance is appropriate in an environment where the Fed is raising short-term interest rates and is clearly focused on moving long-term bond yields higher. However, we are well aware that the long end of the curve has not responded as anticipated. Thus, we remained flexible enough to modify our approach, as appropriate, to take advantage of the changing shape of the curve.

Having said that, our theme of moving toward the longer end of the yield curve remained intact. As opportunities presented themselves, we sold bonds in the five-year - 10-year area of the curve in favor of bonds in the 25-year - 30-year range. This strategy continued to be the main driver of performance throughout the period, although that effect declined somewhat as the yield curve continued to flatten. We also have been careful to retain shorter-term bonds in the portfolio that were purchased in a higher-yield environment and provide a meaningful income benefit to the portfolio. Finally, we generally maintained the Fund's fully invested position throughout the period in an effort to enhance the level of income available to shareholders. This allowed the Fund to maintain a stable monthly dividend.

For the six-month period ended July 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.06%; Series B, 2.37%; Series C, 2.21%; and Series D, 2.19%. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term interest rates continue to narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.13% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on high-quality municipal bonds and continue to favor issues with longer maturities. We maintained a slightly defensive market posture at the close of the period in recognition of generally healthy economic conditions and the Fed's apparent intention to continue increasing interest rates. We believe this positioning prepares the Fund for relative outperformance once long-term market rates eventually begin to follow short-term interest rates higher. In the meantime, our fully invested stance should continue to provide an income benefit to Common Stock shareholders. We will continue to monitor the market in an effort to take advantage of periods of yield volatility and any distortions in supply that may present opportunities to purchase attractively structured bonds.

Michael Kalinoski, CFA
Vice President and Portfolio Manager

August 11, 2005


                 MUNIENHANCED FUND, INC.           JULY 31, 2005               5

Special Message to Shareholders

A Municipal Bonds Update in the Aftermath of Hurricane Katrina

Hurricane Katrina caused tremendous human suffering, and the total damage estimates are currently ranging in excess of $50 billion, making it the worst natural disaster to hit the United States. Despite the widespread devastation from the storm, we believe that there should be no long-term negative effect on the credit ratings of state and local governments in Louisiana, Mississippi and Alabama. It is our view that the affected states should recover with no major long-term financial or economic damage. These states possess broad-based economies outside of the areas suffering hurricane destruction, and, as sovereign entities, maintain the exclusive right to collect a broad array of tax revenues.

Given the extent of the damage from the hurricane, the local entities most heavily affected, including New Orleans, Biloxi and Mobile, could possibly face credit rating downgrades in the near term due to constrained financial operations resulting from reduced economic activity and short-term cash flow disruptions. However, we do not view any credit deterioration as a long-term trend and believe these areas also will recover. Like states, these municipalities retain strong revenue-raising abilities, particularly property and sales taxes, and also can reduce expenses.

The region's recovery likely will be aided by an injection of revenues in the form of federal emergency aid, private insurance and charitable contributions. However, given the severity of the damage from Hurricane Katrina, it is difficult to predict the length of recovery and the amount and timing of additional federal aid or claims paid by private municipal bond insurers. Many public entities have issued insured debt, for which private insurers guarantee timely payment of principal and interest. This especially benefits holders of bonds secured by more economically sensitive revenues, such as hotel and sales taxes, which are expected to slow significantly in the short term. We do not foresee any widespread or prolonged debt service defaults. The few defaults that may occur should be temporary in nature, and we believe there will be a complete recovery over a short period of time.

John M. Loffredo
Managing Director and Co-Chief Investment Officer
Municipal Products Group of Merrill Lynch Investment Managers

September 6, 2005

Portfolio Information as of July 31, 2005

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     91.2%
AA/Aa .............................................................      1.9
A/A ...............................................................      5.6
BBB/Baa ...........................................................      0.4
NR (Not Rated) ....................................................      0.9
--------------------------------------------------------------------------------


6                MUNIENHANCED FUND, INC.           JULY 31, 2005

Schedule of Investments                                           (in Thousands)

            Face
          Amount   Municipal Bonds                                                       Value
================================================================================================
Alabama--0.9%
         $ 2,750   Jefferson County, Alabama, Limited Obligation School
                     Warrants, Series A, 5.50% due 1/01/2022                            $  2,995
================================================================================================
California--32.2%
           9,000   Alameda Corridor Transportation Authority, California,
                     Capital Appreciation Revenue Refunding Bonds,
                     Subordinate Lien, Series A,
                     5.543%* due 10/01/2024 (a)                                            6,709
           6,000   Alameda Corridor Transportation Authority, California,
                     Revenue Refunding Bonds, Subordinated Lien,
                     Series A, 5.495%* due 10/01/2025 (a)                                  4,462
           5,000   Anaheim, California, Public Financing Authority, Lease
                     Revenue Bonds (Public Improvements Project),
                     Senior Series A, 6% due 9/01/2024 (d)                                 6,035
                   California State Department of Water Resources, Power
                     Supply Revenue Bonds, Series A:
           1,395       5.375% due 5/01/2022                                                1,509
           1,800       5.375% due 5/01/2022 (f)                                            1,989
           5,400   California State, GO, 5.125% due 2/01/2027                              5,711
                   California State, GO, Refunding:
           3,000       5.25% due 9/01/2026                                                 3,201
           6,000       5.25% due 2/01/2030 (f)                                             6,433
           5,000       5.125% due 6/01/2031                                                5,185
           2,200       ROLS, Series II-R-272, 8.026% due 2/01/2033 (i)(j)                  2,460
           8,490   California State, Various Purpose, GO,
                     5.50% due 11/01/2033                                                  9,264
                   Golden State Tobacco Securitization Corporation of
                     California, Tobacco Settlement Revenue Bonds,
                     Series B (g):
           3,805       5.60% due 6/01/2010                                                 4,206
           5,000       5% due 6/01/2013 (a)                                                5,441
          10,000       5.50% due 6/01/2013 (b)                                            11,220
           5,035       5.50% due 6/01/2013 (c)                                             5,649
           1,400       5.625% due 6/01/2013 (c)                                            1,583
           6,800       5.625% due 6/01/2013 (k)                                            7,687
           3,250   Golden State Tobacco Securitization Corporation of
                     California, Tobacco Settlement Revenue Refunding
                     Bonds, Series A, 5% due 6/01/2035 (b)                                 3,409
           3,500   Los Angeles, California, Unified School District, GO,
                     Series A, 5% due 1/01/2028 (f)                                        3,694
           5,000   Norco, California, Redevelopment Agency, Tax Allocation
                     Refunding Bonds (Norco Redevelopment Project--
                     Area Number 1), 5.125% due 3/01/2030 (f)                              5,251
           1,750   Poway, California, Redevelopment Agency, Tax Allocation
                     Refunding Bonds (Paguay Redevelopment Project),
                     5.125% due 6/15/2033 (a)                                              1,835
           6,145   Stockton, California, Public Financing Authority, Lease
                     Revenue Bonds (Parking & Capital Projects),
                     5.125% due 9/01/2030 (b)                                              6,504
           1,600   Tamalpais, California, Union High School District, GO
                     (Election of 2001), 5% due 8/01/2028 (d)                              1,683
================================================================================================
Colorado--8.5%
           2,135   Boulder County, Colorado, Hospital Development
                     Revenue Bonds (Longmont United Hospital Project),
                     5.75% due 12/01/2020 (i)                                              2,331
             185   Colorado HFA, Revenue Bonds (S/F Program), AMT,
                     Senior Series A-1, 7.40% due 11/01/2027                                 187
             930   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                     AMT, Senior Series A-2, 7.50% due 4/01/2031                             972
                   Colorado Health Facilities Authority Revenue Bonds,
                     Series A:
           1,200       (Catholic Health Initiatives),
                         5.50% due 3/01/2032 (h)                                           1,324
           1,200       (Covenant Retirement Communities Inc.),
                         5.50% due 12/01/2027 (i)                                          1,285
             675       (Covenant Retirement Communities Inc.),
                         5.50% due 12/01/2033 (i)                                            720
           3,875   Colorado Water Resources and Power Development
                     Authority, Clean Water Revenue Bonds, Series A,
                     6.25% due 9/01/2010 (g)                                               4,415
           2,000   Denver, Colorado, City and County Airport Revenue
                     Refunding Bonds, AMT, Series A,
                     6% due 11/15/2018 (a)                                                 2,207
           5,450   El Paso County, Colorado, School District Number 49,
                     Falcon, GO, Series A, 6% due 12/01/2018 (d)                           6,289
           8,950   Northwest Parkway, Colorado, Public Highway Authority,
                     Capital Appreciation Revenue Bonds, Senior
                     Convertible, Series C, 5,337%* due 6/15/2025 (d)                      7,488
           1,900   Northwest Parkway, Colorado, Public Highway Authority
                     Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                      2,110
================================================================================================
Florida--1.4%
             285   Escambia County, Florida, Health Facilities Authority,
                     Health Facility Revenue Bonds (Florida Health Care
                     Facility Loan), 5.95% due 7/01/2020 (a)                                 287
           4,200   Orange County, Florida, Sales Tax Revenue Refunding
                     Bonds, Series B, 5.125% due 1/01/2032 (b)                             4,442
================================================================================================
Georgia--10.6%
          18,655   Atlanta, Georgia, Airport General Revenue Refunding
                     Bonds, Series B, 5.25% due 1/01/2033 (d)                             20,028
           2,300   Augusta, Georgia, Water and Sewer Revenue Bonds,
                     5.25% due 10/01/2039 (d)                                              2,473
           3,500   Fulton County, Georgia, Water and Sewer Revenue
                     Bonds, 5.25% due 1/01/2035 (b)                                        3,779
           7,725   Georgia Municipal Electric Authority, Power Revenue
                     Refunding Bonds, Series EE, 7% due 1/01/2025 (a)                     10,502
================================================================================================
Illinois--19.6%
           5,125   Chicago, Illinois, Board of Education, GO, RIB, Series 467,
                     8.91% due 12/01/2027 (a)(j)                                           5,964
                   Chicago, Illinois, O'Hare International Airport Revenue
                     Bonds, 3rd Lien, AMT, Series B-2:
           5,670       5.75% due 1/01/2023 (d)                                             6,271
           2,500       6% due 1/01/2029 (c)                                                2,814

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
ROLS      Reset Option Long Securities
S/F       Single-Family


                 MUNIENHANCED FUND, INC.           JULY 31, 2005               7

Schedule of Investments (continued)                               (in Thousands)

            Face
          Amount   Municipal Bonds                                                       Value
================================================================================================
Illinois (concluded)
         $ 4,550   Chicago, Illinois, O'Hare International Airport, Revenue
                     Refunding Bonds, DRIVERS, AMT, Series 250,
                     8.824% due 1/01/2021 (f)(j)                                        $  5,385
           3,000   Cook County, Illinois, Capital Improvement, GO, Series C,
                     5.50% due 11/15/2026 (a)                                              3,316
           2,240   Cook County, Illinois, Community College District No. 508,
                     Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)                      2,416
           3,000   Illinois Health Facilities Authority, Revenue Refunding
                     Bonds (Servantcor Project), Series A,
                     6.375% due 8/15/2006 (d)(g)                                           3,110
                   Illinois Sports Facilities Authority, State Tax Supported
                     Revenue Bonds (a):
          20,695       5.339%* due 6/15/2030                                              17,369
           4,500       5% due 6/15/2032                                                    4,690
           3,000   Metropolitan Pier and Exposition Authority, Illinois,
                     Dedicated State Tax Revenue Refunding Bonds
                     (McCormick Place Expansion Project), Series B,
                     5.75% due 6/15/2023 (f)                                               3,386
          10,115   Regional Transportation Authority, Illinois, Revenue
                     Bonds, Series A, 7.20% due 11/01/2020 (a)                            12,807
================================================================================================
Indiana--5.0%
           2,500   Brownsburg, Indiana, School Building Corporation,
                     First Mortgage Revenue Bonds (Brownsburg
                     Community School), 5.55% due 2/01/2010 (f)(g)                         2,764
           4,080   Hammond, Indiana, Multi-School Building Corporation,
                     First Mortgage Revenue Refunding Bonds,
                     6.125% due 7/15/2019 (f)                                              4,354
                   Indiana Transportation Finance Authority, Highway
                     Revenue Bonds, Series A (b):
           4,250       5.25% due 6/01/2028                                                 4,576
           3,750       5.25% due 6/01/2029                                                 4,035
           1,500   Indianapolis, Indiana, Local Public Improvement Bond
                     Bank Revenue Bonds (Waterworks Project), Series A,
                     5.25% due 7/01/2033 (f)                                               1,606
================================================================================================
Louisiana--4.3%
           6,000   Louisiana Local Government, Environmental Facilities,
                     Community Development Authority Revenue Bonds
                     (Capital Projects and Equipment Acquisition), Series A,
                     6.30% due 7/01/2030 (a)                                               6,530
           3,735   Louisiana State Transportation Authority, Senior Lien
                     Toll Revenue Capital Appreciation Bonds, Series B,
                     5.31%* due 12/01/2027 (a)                                             1,169
           5,150   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                     Authority, Special Tax, Sub-Series A,
                     5.25% due 7/15/2028 (a)                                               5,509
           1,400   Terrebonne Parish, Louisiana, Hospital Service District
                     Number 1, Hospital Revenue Bonds (Terrebonne
                     General Medical Center Project),
                     5.50% due 4/01/2033 (a)                                               1,522
================================================================================================
Massachusetts--9.3%
                   Massachusetts Bay Transportation Authority, Sales Tax
                     Revenue Refunding Bonds, Senior Series A:
           1,500       5% due 7/01/2032                                                    1,561
           1,625       5% due 7/01/2035                                                    1,675
           2,800   Massachusetts State, HFA, Housing Revenue Bonds,
                     DRIVERS, AMT, Series 982, 7.832% due 1/01/2011 (d)(j)                 2,925
           4,985   Massachusetts State Port Authority, Special Facilities
                     Revenue Bonds, DRIVERS, AMT, Series 501,
                     8.32% due 7/01/2009 (a)(j)                                            5,560
           6,200   Massachusetts State School Building Authority,
                     Dedicated Sales Tax Revenue Bonds, Series A,
                     5% due 8/15/2030 (d)                                                  6,577
          11,800   Massachusetts State Special Obligation Dedicated Tax
                     Revenue Bonds, 5.25% due 1/01/2014 (b)(g)                            13,041
             650   Massachusetts State Water Resource Authority,
                     General Revenue Refunding Bonds, Series B,
                     5.125% due 8/01/2027 (f)                                                686
================================================================================================
Michigan--6.1%
           6,200   Detroit, Michigan, Water Supply System Revenue Bonds,
                     Series B, 5.25% due 7/01/2032 (f)                                     6,635
           2,200   Michigan Higher Education Student Loan Authority,
                     Student Loan Revenue Refunding Bonds, AMT,
                     Series XVII-G, 5.20% due 9/01/2020 (a)                                2,305
                   Michigan State Strategic Fund, Limited Obligation
                     Revenue Refunding Bonds (Detroit Edison Company
                     Project), AMT (c):
           1,300       Series A, 5.50% due 6/01/2030                                       1,400
           2,500       Series C, 5.65% due 9/01/2029                                       2,676
           4,300       Series C, 5.45% due 12/15/2032                                      4,568
           3,090   Wayne County, Michigan, Airport Authority Revenue
                     Bonds, DRIVERS, AMT, Series 986,
                     7.844% due 6/01/2013 (f)(j)                                           3,501
================================================================================================
Mississippi--0.8%
           2,400   Walnut Grove, Mississippi, Correctional Authority, COP,
                     6% due 11/01/2009 (a)(g)                                              2,707
================================================================================================
Nebraska--0.5%
           1,700   Washington County, Nebraska, Wastewater Facilities
                     Revenue Bonds (Cargill Inc. Project), AMT,
                     5.90% due 11/01/2027                                                  1,859
================================================================================================
Nevada--7.0%
           3,100   Carson City, Nevada, Hospital Revenue Bonds
                     (Carson-Tahoe Hospital Project), Series A,
                     5.50% due 9/01/2033 (i)                                               3,306
                   Clark County, Nevada, Airport System Subordinate Lien
                     Revenue Bonds (b):
           1,500       Series A-2, 5% due 7/01/2030                                        1,566
           3,200       Series A-2, 5% due 7/01/2036                                        3,331
           2,000       Series B, 5.25% due 7/01/2034                                       2,103
          10,450   Washoe County, Nevada, Gas and Water Facilities
                     Revenue Refunding Bonds (Sierra Pacific Power
                     Company), 6.30% due 12/01/2014 (a)                                   10,721
           3,000   Washoe County, Nevada, Water Facility Revenue Bonds
                     (Sierra Pacific Power Company), AMT,
                     6.65% due 6/01/2017 (f)                                               3,100
================================================================================================


8                MUNIENHANCED FUND, INC.           JULY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

           Face
           Amount    Municipal Bonds                                                     Value
================================================================================================
New Hampshire--2.4%
         $ 7,390   New Hampshire Health and Education Facilities
                     Authority Revenue Bonds (Dartmouth-Hitchcock
                     Obligation Group, 5.50% due 8/01/2027 (d)                          $  8,166
================================================================================================
New Jersey--8.7%
                   New Jersey EDA, Cigarette Tax Revenue Bonds:
             700       5.50% due 6/15/2031                                                   734
           1,165       5.75% due 6/15/2034                                                 1,242
                   New Jersey EDA, Motor Vehicle Surcharge Revenue
                     Bonds, Series A (f):
           2,600       5% due 7/01/2029                                                    2,751
           7,250       5.25% due 7/01/2031                                                 7,848
           5,200       5.25% due 7/01/2033                                                 5,627
                   New Jersey EDA, Revenue Bonds, ROLS (e)(j):
           7,625       Series II-R-309-1, 8.543% due 6/15/2024                             8,931
           2,500       Series II-R-309-2, 8.543% due 6/15/2031                             2,954
================================================================================================
New York--6.5%
           6,960   New York City, New York, GO, DRIVERS, Series 356,
                     8.358% due 6/01/2011 (c)(j)                                           8,570
                   New York City, New York, GO, Refunding, Series A (b):
           3,560       6.375% due 5/15/2010 (g)                                            4,088
             440       6.375% due 5/15/2013                                                  500
             435       6.375% due 5/15/2014                                                  494
             550       6.375% due 5/15/2015                                                  627
           7,650   Tobacco Settlement Financing Corporation of New York
                     Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                    8,282
================================================================================================
Pennsylvania--6.1%
                   Allegheny County, Pennsylvania, Sanitation Authority,
                     Sewer Revenue Bonds (f):
             510       5.50% due 12/01/2010 (g)                                              568
              90       5.50% due 12/01/2030                                                   99
           7,750   Pennsylvania State Public School Building Authority,
                     School Lease Revenue Bonds (The School District of
                     Philadelphia Project), 5% due 6/01/2033 (d)                           8,092
           6,500   Philadelphia, Pennsylvania, Authority for Industrial
                     Development, Lease Revenue Bonds, Series B,
                     5.50% due 10/01/2020 (d)                                              7,179
           4,500   Philadelphia, Pennsylvania, School District, GO, Series B,
                     5.625% due 8/01/2012 (b)(g)                                           5,077
================================================================================================
Rhode Island--2.5%
           4,345   Providence, Rhode Island, Public Building Authority,
                     General Revenue Bonds, Series A,
                     6.25% due 12/15/2020 (d)                                              4,962
           3,355   Rhode Island State Economic Development Corporation,
                     Airport Revenue Bonds, Series B,
                     6.50% due 7/01/2010 (b)(g)                                            3,872
================================================================================================
South Dakota--2.2%
           7,000   South Dakota State Health and Educational Facilities
                     Authority, Revenue Refunding Bonds, Series A,
                     7.625% due 1/01/2008 (f)(g)                                           7,681
================================================================================================
Tennessee--0.7%
           2,280   Tennessee HDA, Revenue Refunding Bonds
                     (Homeownership Program), AMT, Series 1,
                     5.95% due 7/01/2012 (f)                                               2,369
================================================================================================
Texas--10.5%
           1,615   Bexar, Texas, Metropolitan Water District, Waterworks
                     System, Revenue Refunding Bonds,
                     6.35% due 5/01/2025 (f)                                               1,652
                   Dallas-Fort Worth, Texas, International Airport Revenue
                     Bonds, DRIVERS, AMT (j):
           2,000       Series 202, 9.325% due 11/01/2028 (b)                               2,364
           7,250       Series 353, 8.32% due 5/01/2011 (f)                                 8,301
             900   Houston, Texas, Airport System, Revenue Refunding
                     Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (d)                      970
           9,345   Leander, Texas, Independent School District, Capital
                     Appreciation, GO, Refunding (School Building),
                     5.484%* due 8/15/2029 (b)                                             2,609
           5,820   North Harris County, Texas, Regional Water Authority,
                     Senior Lien Revenue Bonds,
                     5.125% due 12/15/2035 (f)                                             6,152
           6,250   Texas State Turnpike Authority, Central Texas Turnpike
                     System Revenue Bonds, First Tier, Series A,
                     5.50% due 8/15/2039 (a)                                               6,885
           5,200   Travis County, Texas, Health Facilities Development
                     Corporation, Revenue Refunding Bonds, RITR,
                     Series 4, 8.983% due 11/15/2024 (a)(j)                                6,372
           1,000   University of Houston, Texas, University Revenue Bonds,
                     5.50% due 2/15/2030 (f)                                              1,074
================================================================================================
Virginia--3.9%
          10,000   Fairfax County, Virginia, EDA, Resource Recovery
                     Revenue Refunding Bonds, AMT, Series A,
                     6.10% due 2/01/2010 (a)                                              11,011
           2,300   Halifax County, Virginia, IDA, Exempt Facility Revenue
                     Refunding Bonds (Old Dominion Electric Cooperative
                     Project), AMT, 5.625% due 6/01/2028 (a)                               2,530
================================================================================================
Washington--2.9%
           2,150   King County, Washington, Sewer Revenue Refunding
                     Bonds, Series B, 5.50% due 1/01/2027 (d)                              2,346
           2,000   Snohomish County, Washington, Public Utility District
                     Number 001, Electric Revenue Refunding Bonds,
                     5.375% due 12/01/2024 (d)                                             2,161
           5,000   Washington State, GO, Series A and AT-6,
                     6.25% due 2/01/2011 (f)                                               5,486
------------------------------------------------------------------------------------------------
                   Total Municipal Bonds (Cost--$492,585)--152.6%                        526,976
================================================================================================

          Shares
            Held   Short-Term Securities
================================================================================================
           5,000   Merrill Lynch Institutional Tax-Exempt Fund (l)                         5,000
------------------------------------------------------------------------------------------------
                   Total Short-Term Securities (Cost--$5,000)--1.4%                        5,000
================================================================================================
Total Investments (Cost--$497,585**)--154.0%                                             531,976

Other Assets Less Liabilities--0.1%                                                          407

Preferred Stock, at Redemption Value--(54.1%)                                           (187,022)
                                                                                        --------
Net Assets Applicable to Common Stock--100.0%                                           $345,361
                                                                                        ========


                 MUNIENHANCED FUND, INC.           JULY 31, 2005               9

Schedule of Investments (concluded)

* Represents a zero coupon or a step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................     $497,571
                                                                       ========
      Gross unrealized appreciation ..............................     $ 34,654
      Gross unrealized depreciation ..............................         (249)
                                                                       --------
      Net unrealized appreciation ................................     $ 34,405
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   AGC Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                   5,000            $23
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of July 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.593%

        Broker, JPMorgan Chase Bank
        Expires August 2015                            $10,000          $     33

      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.654%

        Broker, JPMorgan Chase Bank
        Expires October 2015                           $10,000                11

      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.542%

        Broker, JPMorgan Chase Bank
        Expires October 2015                           $25,000               236

      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.933%

        Broker, JPMorgan Chase Bank
        Expires August 2025                            $15,000                28

      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.88%

        Broker, Morgan Stanley Capital Services, Inc.
        Expires September 2025                         $10,000               110
      --------------------------------------------------------------------------
      Total                                                             $    418
                                                                        ========

      See Notes to Financial Statements.


10               MUNIENHANCED FUND, INC.           JULY 31, 2005

Statement of Net Assets

As of July 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$492,585,104) ............................                      $ 526,975,616
                       Investments in affiliated securities, at value
                        (identified cost--$5,000,000) ..............................                          5,000,000
                       Unrealized appreciation on forward interest rate swaps ......                            417,945
                       Cash ........................................................                             24,673
                       Receivables:
                          Interest .................................................    $   5,504,371
                          Securities sold ..........................................        4,872,745
                          Dividends from affiliates ................................              300        10,377,416
                                                                                        -------------
                       Prepaid expenses ............................................                              6,843
                                                                                                          -------------
                       Total assets ................................................                        542,802,493
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .....................................       10,015,879
                          Investment adviser .......................................          196,093
                          Dividends to Common Stock shareholders ...................          181,363
                          Other affiliates .........................................           16,086        10,409,421
                                                                                        -------------
                       Accrued expenses ............................................                             10,438
                                                                                                          -------------
                       Total liabilities ...........................................                         10,419,859
                                                                                                          -------------
=======================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per
                        share on Series A Shares, Series B Shares and Series C
                        Shares and $.10 per share on Series D Shares (2,000 Series
                        A Shares, 2,000 Series B Shares, 2,000 Series C Shares and
                        1,480 Series D Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference) ...                        187,022,060
                                                                                                          -------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .......................                      $ 345,360,574
                                                                                                          =============
=======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (29,369,874 shares
                        issued and outstanding) ....................................                      $   2,936,987
                       Paid-in capital in excess of par ............................                        322,587,662
                       Undistributed investment income--net ........................    $   3,966,571
                       Accumulated realized capital losses--net ....................      (18,939,103)
                       Unrealized appreciation--net ................................       34,808,457
                                                                                        -------------
                       Total accumulated earnings--net .............................                         19,835,925
                                                                                                          -------------
                       Total--Equivalent to $11.76 net asset value per share of
                        Common Stock (market price--$11.60) ........................                      $ 345,360,574
                                                                                                          =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                 MUNIENHANCED FUND, INC.           JULY 31, 2005              11

Statement of Operations

For the Six Months Ended July 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest ....................................................                      $  13,275,635
                       Dividends from affiliates ...................................                             22,564
                                                                                                          -------------
                       Total income ................................................                         13,298,199
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $   1,318,742
                       Commission fees .............................................          228,942
                       Accounting services .........................................           84,639
                       Transfer agent fees .........................................           55,127
                       Professional fees ...........................................           28,056
                       Printing and shareholder reports ............................           22,688
                       Custodian fees ..............................................           14,166
                       Directors' fees and expenses ................................           11,411
                       Pricing fees ................................................           10,090
                       Listing fees ................................................           10,048
                       Other .......................................................           20,231
                                                                                        -------------
                       Total expenses before reimbursement .........................        1,804,140
                       Reimbursement of expenses ...................................           (1,969)
                                                                                        -------------
                       Total expenses after reimbursement ..........................                          1,802,171
                                                                                                          -------------
                       Investment income--net ......................................                         11,496,028
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .........................................        1,216,834
                          Forward interest rate swaps--net .........................       (2,720,160)       (1,503,326)
                                                                                        -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .........................................       (2,298,621)
                          Forward interest rate swaps--net .........................        2,438,105           139,484
                                                                                        -------------------------------
                       Total realized and unrealized loss--net .....................                         (1,363,842)
                                                                                                          -------------
=======================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................                         (2,049,037)
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $   8,083,149
                                                                                                          =============

      See Notes to Financial Statements.


12               MUNIENHANCED FUND, INC.           JULY 31, 2005

Statements of Changes in Net Assets

                                                                                         For the Six         For the
                                                                                        Months Ended       Year Ended
                                                                                          July 31,         January 31,
Increase (Decrease) in Net Assets:                                                          2005              2005
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $  11,496,028     $  23,143,067
                       Realized gain (loss)--net ...................................       (1,503,326)          439,743
                       Change in unrealized appreciation/depreciation--net .........          139,484         1,087,972
                       Dividends to Preferred Stock shareholders ...................       (2,049,037)       (2,017,517)
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........        8,083,149        22,653,265
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................      (10,749,374)      (21,498,748)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders .........................................      (10,749,374)      (21,498,748)
                                                                                        -------------------------------
=======================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance of
                        Preferred Stock ............................................               --          (516,937)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common
                        Stock ......................................................       (2,666,225)          637,580
                       Beginning of period .........................................      348,026,799       347,389,219
                                                                                        -------------------------------
                       End of period* ..............................................    $ 345,360,574     $ 348,026,799
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $   3,966,571     $   5,268,954
                                                                                        ===============================

      See Notes to Financial Statements.


                 MUNIENHANCED FUND, INC.           JULY 31, 2005              13

Financial Highlights

                                                              For the Six
                                                             Months Ended              For the Year Ended January 31,
The following per share data and ratios have been derived      July 31,     -----------------------------------------------------
from information provided in the financial statements.           2005         2005           2004           2003           2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .      $  11.85       $  11.83       $  11.65       $  11.43       $  11.38
                                                             --------------------------------------------------------------------
                 Investment income--net@ ..............           .39            .79            .81            .83            .80
                 Realized and unrealized gain (loss)--net        (.04)           .05            .15            .17            .02
                 Less dividends to Preferred Stock
                  shareholders from investment income--net       (.07)          (.07)          (.06)          (.08)          (.13)
                                                             --------------------------------------------------------------------
                 Total from investment operations .....           .28            .77            .90            .92            .69
                                                             --------------------------------------------------------------------
                 Less dividends to Common Stock
                  shareholders from investment income--net       (.37)          (.73)          (.72)          (.70)          (.64)
                 Offering and underwriting costs resulting
                  from the issuance of Preferred Stock             --           (.02)            --             --             --
                                                             --------------------------------------------------------------------
                 Net asset value, end of period .......      $  11.76       $  11.85       $  11.83       $  11.65       $  11.43
                                                             ====================================================================
                 Market price per share, end of period       $  11.60       $  10.93       $  11.22       $  10.62       $  11.05
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...          2.52%+         7.20%          8.46%          8.62%          6.52%
                                                             ====================================================================
                 Based on market price per share ......          9.63%+         4.25%         12.84%          2.43%          8.61%
                                                             ====================================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                 Total expenses, net of reimbursement***         1.05%*         1.01%           .97%          1.00%          1.00%
                                                             ====================================================================
                 Total expenses*** ....................          1.05%*         1.01%           .97%          1.00%          1.00%
                                                             ====================================================================
                 Total investment income--net*** ......          6.72%*         6.80%          6.95%          7.17%          7.00%
                                                             ====================================================================
                 Amount of dividends to Preferred Stock
                  shareholders ........................          1.20%*          .59%           .48%           .70%          1.18%
                                                             ====================================================================
                 Investment income--net, to Common Stock
                  shareholders ........................          5.52%*         6.21%          6.47%          6.47%          5.82%
                                                             ====================================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                 Dividends to Preferred Stock shareholders       2.21%*         1.22%          1.09%          1.57%          2.64%
                                                             ====================================================================


14               MUNIENHANCED FUND, INC.           JULY 31, 2005

Financial Highlights (concluded)

                                                            For the Six
                                                           Months Ended                 For the Year Ended January 31,
The following per share data and ratios have been derived     July 31,      -----------------------------------------------------
from information provided in the financial statements.          2005          2005           2004           2003           2002
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock,
                  end of period (in thousands) ........      $345,361       $348,027       $347,389       $342,014       $335,614
                                                             ====================================================================
                 Preferred Stock outstanding, end of
                  period (in thousands) ...............      $187,000       $187,000       $150,000       $150,000       $150,000
                                                             ====================================================================
                 Portfolio turnover ...................         14.39%         40.17%         50.47%         31.35%         43.12%
                                                             ====================================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                 Asset coverage per $1,000 ............      $  2,847       $  2,861       $  3,316       $  3,280       $  3,237
                                                             ====================================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
                 Series A--Investment income--net .....      $    255       $    309       $    233       $    350       $    671
                                                             ====================================================================
                 Series B--Investment income--net .....      $    294       $    289       $    354       $    510       $    680
                                                             ====================================================================
                 Series C--Investment income--net .....      $    274       $    295       $    227       $    327       $    628
                                                             ====================================================================
                 Series D--Investment income--net .....      $    272       $    156             --             --             --
                                                             ====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


                 MUNIENHANCED FUND, INC.           JULY 31, 2005              15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date,


16               MUNIENHANCED FUND, INC.           JULY 31, 2005

Notes to Financial Statements (concluded)

      unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the issuance of Preferred Stock. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended July 31, 2005, FAM reimbursed the Fund in the amount of $1,969.

For the six months ended July 31, 2005, the Fund reimbursed FAM $5,835 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2005 were $76,700,458 and $74,371,050, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.025 per share for Series A, Series B, and Series C and $.10 per share for Series D and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 2005 were as follows: Series A, 2.20%; Series B, 2.25%; Series C, 2.30%; and Series D, 2.25%.

Shares issued and outstanding during the six months ended July 31, 2005 remained constant. Shares issued and outstanding during the year ended January 31, 2005 increased by 1,480 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $126,643 as commissions.

5. Capital Loss Carryforward:

On January 31, 2005, the Fund had a net capital loss carryforward of $15,398,322, of which $4,572,805 expires in 2008, $8,505,599 expires in 2009,
$1,955,204 expires in 2011 and $364,714 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.061000 on August 30, 2005 to shareholders of record on August 15, 2005.


                 MUNIENHANCED FUND, INC.           JULY 31, 2005              17

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Equiserve Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MEN

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


18               MUNIENHANCED FUND, INC.           JULY 31, 2005

Proxy Results

During the six-month period ended July 31, 2005, MuniEnhanced Fund, Inc.`s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the meeting was adjourned until May 27, 2005, at which time the proposal passed. A description of the proposals and number of shares voted were as follows:

                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:      Robert C. Doll, Jr.          16,197,569             435,104
                                       James H. Bodurtha            16,198,918             433,755
                                       Joe Grills                   16,182,720             449,953
                                       Roberta Cooper Ramo          16,172,537             460,136
                                       Stephen B. Swensrud          16,185,953             446,720
--------------------------------------------------------------------------------------------------------------------

                                                                   Shares Voted      Shares Voted       Shares Voted
                                                                        For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.   11,948,308          535,259            472,747
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2005, MuniEnhanced Fund, Inc.`s Preferred Stock shareholders (Series A - D) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the meeting was adjourned until May 27, 2005, at which time the proposal passed. A description of the proposals and number of shares voted were as follows:

                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Joe Grills, Herbert I. London, Roberta
   Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud        4,877                   11
--------------------------------------------------------------------------------------------------------------------

                                                                   Shares Voted      Shares Voted       Shares Voted
                                                                        For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.      7,115              53                 116
--------------------------------------------------------------------------------------------------------------------

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must regis ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                 MUNIENHANCED FUND, INC.           JULY 31, 2005              19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10874 -- 7/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: September 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: September 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: September 23, 2005